UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________
FORM 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2026
____________________________________________
LYONDELLBASELL INDUSTRIES N.V.
(Exact name of registrant as specified in its charter)
 ____________________________________________

Netherlands	001-34726	98-0646235
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd.,		4th Floor, One Vine Street
Suite 5100		London	Delftseplein 27E
Houston, Texas		W1J0AH	3013AA	Rotterdam
USA	77056	United Kingdom	Netherlands
(Address of principal executive offices) (Zip code)

(713)	309-7200	+44 (0)	207	220 2600	+31 (0)	10	275 5500
(Registrant’s telephone numbers, including area codes)
(Former name or former address, if changed since last report)
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Ordinary Shares, €0.04 Par Value	LYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Conditions.
On October 30, 2026, LyondellBasell Industries N.V. (the “Company”) announced earnings results for the quarter ended September 30, 2026 and provided a supplemental discussion of segment results. Copies of our earnings release and segment results are attached as Exhibit 99.1 and 99.2, respectively, and are incorporated into this Item 2.02 by reference.
The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 8.01.    Other Events.
On October 29, 2026, the Company entered into an agreement with a subsidiary of Valero Energy Corporation to sell the Company’s wholly owned subsidiary, Houston Refining, L.P., which owns the former Houston refinery site and related assets, for a purchase price of $320.5 million. The sale is expected to close in the fourth quarter of 2026, subject to regulatory and other customary closing conditions. The sale follows the Company’s shutdown of refining operations at the site in February 2025.
Cautionary Note Regarding Forward-looking Statements.
The statements in this Form 8-K relating to matters that are not historical facts are forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual results could differ materially from the anticipated results, or other expectations expressed in this Form 8-K, including, but not limited to, receipt of required regulatory approvals or the expiration of applicable waiting periods; the satisfaction of closing conditions; and our ability to complete the transaction described in this release within the time period suggested. While these statements are made in good faith, LyondellBasell and its management cannot guarantee that anticipated future results will be achieved. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2025, which can be found at www.LyondellBasell.com on the Investor Relations page and on the Securities and Exchange Commission's website at www.sec.gov.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated October 30, 2026.

99.2	Business Results Discussion by Reporting Segment dated October 30, 2026.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date:	October 30, 2026
		By:	/s/ Matthew D. Hayes
Matthew D. Hayes
Senior Vice President,
Chief Accounting Officer
(Principal Accounting Officer)